Income Taxes (FY)	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
As of June 30, 2024, the Company has not recorded any U.S. federal or state income tax benefits for either the net losses the Company has incurred or its earned research and orphan drug credits, due to the uncertainty of realizing a benefit from those items in the future.
Income Taxes
The Company provides for income taxes under ASC 740. Under ASC 740, the Company provides deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the Company’s financial statement carrying amounts and the tax bases of assets and liabilities using enacted tax rates expected to be in effect in the years in which the differences are expected to reverse.
On November 13, 2023, the Company acquired, in accordance with the terms of the Merger Agreement, the assets of Old Cartesian. In accordance with ASC 805-740-25-3, recognition of deferred tax assets and liabilities is required for substantially all temporary differences and acquired tax carryforwards and credits. The Company has computed estimated temporary differences and acquired tax carryforwards and credits as of the transaction date. The Company will not have tax basis in IPR&D booked as part of the purchase accounting. For accounting purposes, the IPR&D will not be amortized and only subject to impairment review and testing. Though the tax effects may be delayed indefinitely, ASC 740-10-55-63 states that “deferred tax liabilities may not be eliminated or reduced because a reporting entity may be able to delay the settlement of those liabilities by delaying the events that would cause taxable temporary differences to reverse.” As such, the Company can potentially only utilize indefinite-lived assets as it relates to this indefinite lived intangible deferred tax liability reversal. As such, the Company has booked a deferred tax liability for the portion of the liability that cannot be reduced based on scheduling. Additionally, a portion of this target deferred tax liability is offset with the Company's pre-Merger deferred tax assets on a combined basis, and as such the portion of deferred tax liability reduced by the Company's pre-Merger deferred tax assets has been charged to income rather than to goodwill.
For the year ended December 31, 2023, the Company recognized a current tax benefit, of $19.0 million. For the year ended December 31, 2022, the Company recognized a current tax benefit for penalty abatements received of $0.6 million. For the year ended December 31, 2021, the Company had recorded a tax expense of $16.0 million, inclusive of penalties and interest of $1.3 million assessed as of December 31, 2021. The following table reconciles the federal statutory income tax rate to the Company’s effective income tax rate:

	Year Ended December 31,
	2023	2022		2021
Statutory U.S. federal rate	21.0%	21.0%		21.0%
State income taxes - net of federal benefit	2.3%	1.6%		(166.0)%
Permanent items	(1.6)%	(18.6)%		8.3%
Research tax credits	0.6%	(3.2)%		55.0%
Deferred revenue	— %	— %		156.5%
Other	— %	— %		(3.7)%
Change in fair value of forward contract liabilities	(13.2)%	— %		— %
Valuation allowance, net	2.8%	(4.4)%	v	(230.1)%
Stock-based compensation	(3.9)%	1.8%		(5.2)%
Effective income tax rate	8.0%	(1.8)%		(164.2)%
The tax effects of temporary differences that give rise to the Company’s net deferred tax assets are as follows (in thousands):

	Year Ended December 31,
	2023	2022
Deferred Tax Assets
Net operating loss carryforwards	$29,841	$17,015
Research and development credits	5,649	2,806
Stock-based compensation expense	8	5,892
Other expenses	705	1,697
Deferred revenue	84,626	83,417
Operating lease liabilities	2,718	3,186
R&E Capitalization	19,778	9,588
Patent and license costs	9,140	7,472
Gross deferred tax assets	152,465	131,073
Deferred Tax Liabilities
Intangible assets	$(41,144)	$—
Depreciation	(128)	(81)
Operating lease right-of-use assets	(2,751)	(3,174)
Gross deferred tax liabilities	(44,023)	(3,255)
Net deferred tax assets before valuation allowance	108,442	127,818
Valuation allowance	(124,295)	(127,818)
Net deferred tax assets/(liabilities)	$(15,853)	$—
The Company has provided a full valuation allowance against its net deferred tax assets, outside of the indefinite tax liability booked as part of the Merger. The Company believes that it is more likely than not that the net deferred tax assets will not be realized.
Realization of future tax benefits is dependent on many factors, including the Company’s ability to generate taxable income. The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets and concluded that it is more likely than not that the Company will not realize the benefit of its net deferred tax assets. The valuation allowance decreased by $3.5 million for the year ended December 31, 2023, primarily as a result of tax benefit booked as part of the Merger. The valuation allowance decreased by $1.5 million for the year ended December 31, 2022, primarily as a result of pre-tax income and credits. As of December 31, 2023, the Company is in the process of winding down operations in Russia and does not expect any tax liability relating to such operations.
At December 31, 2023, the Company has federal net operating loss carryforward of $108.7 million, which can be carried forward indefinitely, subject to an 80% limitation and state net operating loss carryforward of $110.3 million, which will expire at various times through 2043. The Company has $4.9 million and $0.9 million, respectively, of federal and state research and development tax credit carryforwards, which will expire at various times through 2043. Utilization of the NOL carryforwards and research and orphan drug credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986, as amended, or the Code, and similar state law due to ownership changes that could occur in the future.
These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income. If the Company experiences a change of control, as defined by Section 382 of the Code and similar state law, utilization of the NOL carryforwards or research and orphan drug credit carryforwards may be subject to an annual limitation under Section 382 of the Code, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOL carryforwards or research and orphan drug credit carryforwards before utilization. The Company performed an analysis of ownership changes through December 31, 2023. Based on this analysis, the Company does not believe that any of its tax attributes through December 31, 2023 will expire unutilized due to Section 382 limitations. To the extent the Company enters into future equity transactions, there could be a limitation on the Company’s tax attributes.
The Company applies ASC 740, Income Taxes to uncertain tax positions. As of the adoption date on January 1, 2010 and through December 31, 2023, the Company had no unrecognized tax benefits or related interest and penalties accrued.
During 2023, the Company completed a detailed study of its research and development and orphan drug credits through December 31, 2022. As a result, the Company adjusted its deferred tax asset balances and the impacts are included in the research tax credits and state income taxes - net of federal benefit lines in the effective rate reconciliation above.
The Tax Cuts and Jobs Act requires taxpayers to capitalize and amortize, rather than deduct, research and experimental, or R&E, expenditures under section 174 for tax years beginning after December 31, 2021. These rules became effective for the Company during the year ended December 31, 2022. As a result, the Company has capitalized R&E costs of $44.7 million and $29.3 million for the years ended December 31, 2023 and December 31, 2022, respectively. The Company will amortize these costs for tax purposes over five years if the R&E was performed in the U.S. and over 15 years if the R&E was performed outside the U.S.
Interest and penalty charges, if any, related to unrecognized tax benefits would be classified as income tax expense in the accompanying statement of operations. As of December 31, 2023, the Company had no accrued interest related to uncertain tax positions.
The statute of limitations for assessment by the Internal Revenue Service and Massachusetts tax authorities is open for tax years since inception as the Company claimed research tax credits on its 2020 tax return which remains open for examination for the 2020 year as well as for any year in which a credit has been claimed for. The Company files income tax returns in the United States and Massachusetts. There are currently no federal, state or foreign audits in progress.